THE SELECT SECTOR SPDR® TRUST (the “Trust”)

The Consumer Discretionary Select Sector SPDR® Fund

The Technology Select Sector SPDR® Fund

Supplement dated June 19, 2018 to the Prospectus and Summary Prospectuses each dated January 31, 2018, and the Statement of Additional Information dated January 31, 2018, as revised March 9, 2018

In November 2017, S&P Dow Jones Indices and MSCI Inc. announced changes to the Global Industry Classification Standard (GICS) structure. These changes will be effective for the applicable series of the Trust and the corresponding Indexes after the close of business on September 21, 2018 (the “Rebalance Date”). In particular, the current Telecommunication Services Sector will be broadened and renamed the Communication Services Sector. The Communication Services Sector will include the existing companies classified as Telecommunication Services, as well as certain companies currently classified as either Consumer Discretionary or Information Technology. Upon the implementation of the changes to the GICS structure, those companies will no longer be classified as Consumer Discretionary or Information Technology.

As a result of these changes:

1.	As of June 18, 2018, a new series of the Trust has been created, The Communication Services Select Sector SPDR Fund (the “Communication Services Fund”). The Communication Services Fund’s investment objective is to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Communication Services Select Sector Index (the “Communication Services Index”). The Communication Services Index includes equity securities of companies that will be classified as Communication Services by GICS on the Rebalance Date (“Communication Services Stocks”).

2.	On the Rebalance Date, the Consumer Discretionary Select Sector Index and the Technology Select Sector Index, the underlying indexes for The Consumer Discretionary Select Sector SPDR Fund (the “Consumer Discretionary Fund”) and The Technology Select Sector SPDR Fund (the “Technology Fund”), respectively, will be reconstituted by eliminating the stocks in each index that are being reclassified as Communication Services Stocks.

3.	During the period until the Rebalance Date, certain stocks will be included in both the Communication Services Fund and either the Consumer Discretionary Fund or Technology Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPSSSPROXLKY2018